Condensed Statements of Operations (USD $)	9 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
REVENUE
Licensing revenue		$ 100,000
Royalty revenue	333,163	220,787
Total revenue	333,163	320,787
EXPENSES
Research and development	14,454,258	37,480,873
General and administration	5,327,711	5,257,853
Depreciation and amortization	87,548	118,132
Total expenses	19,869,517	42,856,858
OTHER
Convertible note fair value adjustment	(4,037,797)	(1,929,000)
Interest expense	(283,348)	(516,000)
Other income		15,000
Interest income	5,300	6,472
LOSS BEFORE INCOME TAX BENEFIT	(23,852,199)	(44,959,599)
Income tax benefit	121,791
Net Loss	$ (23,730,408)	$ (44,959,599)
BASIC AND DILUTED NET LOSS PER SHARE (in dollars per share)	$ (1.14)	$ (2.86)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
Basic (in shares)	20,841,417	15,744,738
Diluted (in shares)	20,841,417	15,744,738